EX.99.906CERT



         CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the Purisima Funds, does hereby certify, to such officer's knowledge, that the report on Form N-CSR of the Purisima Funds for the period ended February 28, 2009 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Purisima Funds for the stated period.

/s/ KENNETH L. FISHER                            /S/ MICHAEL RICKS
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Kenneth L. Fisher                                Michael Ricks
President, The Purisima Funds                    Treasurer, The Purisima Funds
Dated: May 5, 2009
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This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by The Purisima Funds for purposes of Section 18 of the Securities Exchange Act of 1934.